UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 09, 2007 (Date of earliest event reported)
Atrion Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-10763 (Commission File Number)	63-08218189 (IRS Employer Identification Number)

One Allentown Parkway (Address of principal executive offices)		75002 (Zip Code)
(972)390-9800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 9, 2007, Atrion Corporation issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of such release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As such, the information contained herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Press Release dated May 9, 2007 issued by Atrion Corporation.

            99.1       Press Release of Atrion Corporation dated May 09, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 09, 2007	ATRION CORPORATION By: /s/ Emile A Battat Emile A Battat Chairman, President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Atrion Corporation dated May 09, 2007